Exhibit 10.6

AMENDMENT NO. 1 TO THE NOVATION AGREEMENT

This Amendment No. 1 (the “Amendment”), effective as of April 25, 2024 (the “Amendment Effective Date”) to the Novation Agreement effective as of July 21, 2023 and executed on September 19, 2023 (the “Novation Agreement”) is entered into by and among (i) Paragon Therapeutics, Inc., a Delaware corporation with an office at 221 Crescent Street, Building 23, Suite 105, Waltham, MA 02453 (the “Transferor”), (ii) Spyre Therapeutics, Inc. (f/k/a Aeglea BioTherapeutics, Inc.), a Delaware corporation with an office at 221 Crescent Street Building 23, Suite 105, Waltham, MA 02453 (“Spyre”), and (iii) WuXi Biologics (Hong Kong) Limited, a Hong Kong corporation with its registered address at Flat/RM826, 8/F Ocean Centre Harbour City, 5 Canton Road TST, Hong Kong (the “Counterparty”).

WHEREAS, Spyre, Transferor and Counterparty entered into the Novation Agreement;

WHEREAS, Spyre effected a change of its name from Aeglea Biotherapeutics, Inc. to Spyre Therapeutics, Inc. on November 28, 2023 (the “Name Change”); and

WHEREAS, Spyre, Transferor and Counterparty desire to amend the Novation Agreement to reflect (i) the Name Change; (ii) a correction to Spyre’s address to 221 Crescent Street Building 23, Suite 105, Waltham, MA 02453; and (iii) the addition of certain additional contracts to be novated in Exhibit A thereto.

NOW, THEREFORE, in consideration of the above provisions and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Spyre, Transferor, and Counterparty agree as follows:

1.Amendments.

a.Name Change. All references to “Aeglea Biotherapeutics, Inc.” and the defined term “Aeglea” in the Novation Agreement are hereby deleted and replaced with “Spyre Therapeutics, Inc.” and “Spyre”, respectively.

b.Address. The address of Spyre referenced in the first paragraph of the Novation Agreement is hereby deleted and replaced with “221 Crescent Street Building 23, Suite 105, Waltham, MA 02453”.

c.Exhibit A. Exhibit A of the Novation Agreement is hereby deleted in its entirety and replaced with the revised Exhibit A attached hereto.

2.No Further Amendments. Except as expressly provided in this Amendment, the Novation Agreement will remain unchanged and in full force and effect in accordance with its original terms.

3.Miscellaneous.

a.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to its conflicts of law principles.

b.This Amendment may be executed and delivered in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be executed and delivered via facsimile, electronic signature, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

c.The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

[SIGNATURE PAGE FOLLOWS]

In witness whereof, the parties hereto have executed this Amendment as of the Amendment Effective Date.
Transferor:

PARAGON THERAPEUTICS, INC.

By: /s/ Evan Thompson
Name: Evan Thompson
Title: COO

Spyre:

SPYRE THERAPEUTICS, INC.

By: /s/ Cameron Turtle
Name: Cameron Turtle
Title: Chief Executive Officer

Counterparty:

WUXI BIOLOGICS (HONG KONG) LIMITED

By: /s/ Chris Chen
Name: Chris Chen
Title: Director

EXHIBIT A

Original Contracts

A.Biologics Master Services Agreement effective June 20, 2022, signed in April 2023.
B.Cell Line License Agreement dated June 20, 2022, signed in April 2023.
C.Customer Order: WO.PARAG-20230601 dated June 9, 2023.
D.Customer Order: WO.PARAG-20230606 dated August 11, 2023.
E.Work Order WO. PARAG-20230210 (WuXi Biologics Project ID: PARAG-20230210), dated February 16, 2023.
F.Change Order CO.WBP5055-001.V01 for WuXi Biologics Project Code: WBP5055 (Project ID: PARAG-20230210), effective June 13, 2023.
G.Change Order CO.WBP5055-002.V01 for WuXi Biologics Project Code: WBP5055 (Project ID: PARAG-20230210), effective June 19, 2023.
H.Change Order CO.WBP5055-003.V05 for WuXi Biologics Project Code: WBP5055 (Project ID: PARAG-20230210), effective November 16, 2023.
I.Change Order CO.WBP5055-004.V1 for WuXi Biologics WBP5055 (Project ID: PARAG-20230210), effective January 17, 2024.
J.Change Order CO.WBP5055-005.V01 for WuXi Biologics Project Code: WBP5055 (Project ID: PARAG-20230210), effective January 30, 2024.